			EXHIBIT 12

FIRSTENERGY CORP.

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES

	Nine Months Ended
	September 30,
	2006	2005
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$979,339	$651,627
Interest and other charges, before reduction for amounts capitalized	535,875	501,374
Provision for income taxes	622,489	599,261
Interest element of rentals charged to income (a)	170,065	182,237

Earnings as defined	$2,307,768	$1,934,499

FIXED CHARGES AS DEFINED IN REGULATION S-K:
Interest expense	$528,088	$488,462
Subsidiaries’ preferred stock dividend requirements	5,787	12,912
Adjustments to subsidiaries’ preferred stock dividends
to state on a pre-income tax basis	3,678	11,874
Interest element of rentals charged to income (a)	170,065	182,237

Fixed charges as defined	$707,618	$695,485

CONSOLIDATED RATIO OF EARNINGS TO FIXED	3.26	2.78
CHARGES

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.

			EXHIBIT 12

OHIO EDISON COMPANY

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES

	Nine Months Ended
	September 30,
	2006	2005
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$166,536	$235,251
Interest and other charges, before reduction for amounts capitalized	60,662	58,321
Provision for income taxes	91,239	253,410
Interest element of rentals charged to income (a)	67,064	76,871

Earnings as defined	$385,501	$623,853

FIXED CHARGES AS DEFINED IN REGULATION S-K:
Interest on long-term debt	$49,280	$44,330
Other interest expense	10,914	12,457
Subsidiaries’ preferred stock dividend requirements	467	1,534
Adjustments to subsidiaries’ preferred stock dividends
to state on a pre-income tax basis	291	1,169
Interest element of rentals charged to income (a)	67,064	76,871

Fixed charges as defined	$128,016	$136,361

CONSOLIDATED RATIO OF EARNINGS TO FIXED	3.01	4.58
CHARGES

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.

			EXHIBIT 12

OHIO EDISON COMPANY

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES
PREFERRED STOCK DIVIDEND REQUIREMENTS (PRE-INCOME TAX BASIS)

	Nine Months Ended
	September 30,
	2006	2005
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$166,536	$235,251
Interest and other charges, before reduction for amounts capitalized	60,662	58,321
Provision for income taxes	91,239	253,410
Interest element of rentals charged to income (a)	67,064	76,871

Earnings as defined	$385,501	$623,853

FIXED CHARGES AS DEFINED IN REGULATION S-K PLUS
PREFERRED STOCK DIVIDEND REQUIREMENTS
(PRE-INCOME TAX BASIS):
Interest on long-term debt	$49,280	$44,330
Other interest expense	10,914	12,457
Preferred stock dividend requirements	4,764	3,510
Adjustments to preferred stock dividends
to state on a pre-income tax basis	2,607	3,222
Interest element of rentals charged to income (a)	67,064	76,871

Fixed charges as defined plus preferred stock
dividend requirements (pre-income tax basis)	$134,629	$140,390

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES	2.86	4.44
PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
(PRE-INCOME TAX BASIS)

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.

			EXHIBIT 12

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES

	Nine Months Ended
	September 30,
	2006	2005
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$246,927	$164,578
Interest and other charges, before reduction for amounts capitalized	104,139	96,404
Provision for income taxes	150,730	114,678
Interest element of rentals charged to income (a)	34,504	35,906

Earnings as defined	$536,300	$411,566

FIXED CHARGES AS DEFINED IN REGULATION S-K:
Interest on long-term debt	$104,139	$96,404
Interest element of rentals charged to income (a)	34,504	35,906

Fixed charges as defined	$138,643	$132,310

CONSOLIDATED RATIO OF EARNINGS TO FIXED	3.87	3.11
CHARGES

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.

			EXHIBIT 12

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES
PREFERRED STOCK DIVIDEND REQUIREMENTS (PRE-INCOME TAX BASIS)

	Nine Months Ended
	September 30,
	2006	2005
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$246,927	$164,578
Interest and other charges, before reduction for amounts capitalized	104,139	96,404
Provision for income taxes	150,730	114,678
Interest element of rentals charged to income (a)	34,504	35,906

Earnings as defined	$536,300	$411,566

FIXED CHARGES AS DEFINED IN REGULATION S-K PLUS
PREFERRED STOCK DIVIDEND REQUIREMENTS
(PRE-INCOME TAX BASIS):
Interest on long-term debt	$104,139	$96,404
Preferred stock dividend requirements	-	2,918
Adjustments to preferred stock dividends
to state on a pre-income tax basis	-	2,033
Interest element of rentals charged to income (a)	34,504	35,906

Fixed charges as defined plus preferred stock
dividend requirements (pre-income tax basis)	$138,643	$137,261

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES	3.87	3.00
PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
(PRE-INCOME TAX BASIS)

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.

			EXHIBIT 12

THE TOLEDO EDISON COMPANY

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES

	Nine Months Ended
	September 30,
	2006	2005
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$90,556	$50,268
Interest and other charges, before reduction for amounts capitalized	13,614	16,847
Provision for income taxes	54,834	57,056
Interest element of rentals charged to income (a)	58,151	60,282

Earnings as defined	$217,155	$184,453

FIXED CHARGES AS DEFINED IN REGULATION S-K:
Interest on long-term debt	$13,614	$16,847
Interest element of rentals charged to income (a)	58,151	60,282

Fixed charges as defined	$71,765	$77,129

CONSOLIDATED RATIO OF EARNINGS TO FIXED	3.03	2.39
CHARGES

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.

			EXHIBIT 12

THE TOLEDO EDISON COMPANY

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES
PREFERRED STOCK DIVIDEND REQUIREMENTS (PRE-INCOME TAX BASIS)

	Nine Months Ended
	September 30,
	2006	2005
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$90,556	$50,268
Interest and other charges, before reduction for amounts capitalized	13,614	16,847
Provision for income taxes	54,834	57,056
Interest element of rentals charged to income (a)	58,151	60,282

Earnings as defined	$217,155	$184,453

FIXED CHARGES AS DEFINED IN REGULATION S-K PLUS
PREFERRED STOCK DIVIDEND REQUIREMENTS
(PRE-INCOME TAX BASIS):
Interest on long-term debt	$13,614	$16,847
Preferred stock dividend requirements	3,597	6,109
Adjustments to preferred stock dividends
to state on a pre-income tax basis	2,178	6,934
Interest element of rentals charged to income (a)	58,151	60,282

Fixed charges as defined plus preferred stock
dividend requirements (pre-income tax basis)	$77,540	$90,172

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES	2.80	2.05
PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
(PRE-INCOME TAX BASIS)

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.

			EXHIBIT 12

JERSEY CENTRAL POWER & LIGHT COMPANY

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES

	Nine Months Ended
	September 30,
	2006	2005
		Restated
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$153,355	$141,628
Interest and other charges, before reduction for amounts capitalized	70,092	63,859
Provision for income taxes	120,506	114,136
Interest element of rentals charged to income (a)	6,635	5,420

Earnings as defined	$350,588	$325,043

FIXED CHARGES AS DEFINED IN REGULATION S-K:
Interest on long-term debt	56,612	56,843
Other interest expense	13,480	7,016
Interest element of rentals charged to income (a)	6,635	5,420

Fixed charges as defined	$76,727	$69,279

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES	4.57	4.69

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.

			EXHIBIT 12

JERSEY CENTRAL POWER & LIGHT COMPANY

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES
PREFERRED STOCK DIVIDEND REQUIREMENTS (PRE-INCOME TAX BASIS)

	Nine Months Ended
	September 30,
	2006	2005
		Restated
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$153,355	$141,628
Interest and other charges, before reduction for amounts capitalized	70,092	63,859
Provision for income taxes	120,506	114,136
Interest element of rentals charged to income (a)	6,635	5,420

Earnings as defined	$350,588	$325,043

FIXED CHARGES AS DEFINED IN REGULATION S-K PLUS
PREFERRED STOCK DIVIDEND REQUIREMENTS
(PRE-INCOME TAX BASIS):
Interest on long-term debt	$56,612	$56,843
Other interest expense	13,480	7,016
Preferred stock dividend requirements	1,167	375
Adjustments to preferred stock dividends
to state on a pre-income tax basis	917	302
Interest element of rentals charged to income (a)	6,635	5,420

Fixed charges as defined plus preferred stock
dividend requirements (pre-income tax basis)	$78,811	$69,956

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES	4.45	4.65
PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
(PRE-INCOME TAX BASIS)

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.

			EXHIBIT 12

METROPOLITAN EDISON COMPANY

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES

	Nine Months Ended
	September 30,
	2006	2005
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$82,981	$33,144
Interest and other charges, before reduction for amounts capitalized	35,546	33,513
Provision for income taxes	55,390	24,159
Interest element of rentals charged to income (a)	1,324	1,279

Earnings as defined	$175,241	$92,095

FIXED CHARGES AS DEFINED IN REGULATION S-K:
Interest on long-term debt	25,987	27,887
Other interest expense	9,559	5,626
Interest element of rentals charged to income (a)	1,324	1,279

Fixed charges as defined	$36,870	$34,792

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES	4.75	2.65

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.

			EXHIBIT 12

PENNSYLVANIA ELECTRIC COMPANY

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES

	Nine Months Ended
	September 30,
	2006	2005
	(Dollars in thousands)
EARNINGS AS DEFINED IN REGULATION S-K:
Income before extraordinary items	$56,666	$24,852
Interest and other charges, before reduction for amounts capitalized	33,974	29,579
Provision for income taxes	39,251	16,870
Interest element of rentals charged to income (a)	2,387	2,479

Earnings as defined	$132,278	$73,780

FIXED CHARGES AS DEFINED IN REGULATION S-K:
Interest on long-term debt	$20,937	$22,187
Other interest expense	13,037	7,392
Interest element of rentals charged to income (a)	2,387	2,479

Fixed charges as defined	$36,361	$32,058

CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES	3.64	2.30

(a) Includes the interest element of rentals where determinable plus 1/3 of rental expense where no readily defined interest element can be determined.